SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13
or 15(d) of the Securities
Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2003

Doral Financial Corporation

(Exact name of registrant as specified in charter)

Puerto Rico	0-17224	66-0312162

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1451 Franklin D. Roosevelt Avenue, San Juan, Puerto Rico	00920-2717

(Address of principal offices)	(Zip Code)

Registrant’s telephone number, including area code: (787) 474-6700

1159 Franklin D. Roosevelt Avenue, San Juan, Puerto Rico	00920

(Former Address)	(Zip Code)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits.
99	Press release dated July 10, 2003.

Item 9. Regulation FD Disclosure (Information furnished in this Item 9 is intended to be furnished under Item 12)

     The information included in this section is intended to be included under “Item 12. Disclosure of Results of Operations and Financial Condition” and is included under this Item 9 in accordance with SEC Release No. 33-8216.

     On July 10, 2003, Doral Financial Corporation issued a press release announcing the unaudited earnings results for the second quarter and first half of 2003, a copy of which is attached as Exhibit 99 to this Current Report on Form 8-K and incorporated herein by reference. The information furnished under Item 12 of this Current Report on Form 8-K, including Exhibit 99, shall be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DORAL FINANCIAL CORPORATION

	By:	/s/ Ricardo Melendez

Ricardo Melendez Executive Vice President and Chief Accounting Officer

Date: July 16, 2003

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